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                                     EXHIBIT 10.4

                       FORM OF BROKER-DEALER SELLING AGREEMENT

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                                     $20,000,000

                      SOVEREIGN CREDIT FINANCE I, INC., COMPANY

                            11% NOTES DUE OCTOBER 15, 2000

                                 ____________________

                           BROKER-DEALER SELLING AGREEMENT



                                                       ______________, 1996



________________________
________________________
________________________

Dear Sirs:

           Sovereign Credit Finance I, Inc., a Texas corporation (the "Company"), has duly authorized the issuance of $20,000,000 aggregate principal amount of its 11% Notes due October 15, 2000 (the "Notes"). The Notes are to be issued pursuant to an Indenture (the "Indenture") dated as of __________, 1996, between the Company, Sterling Trust Company, as Trustee (the "Trustee"), and Sovereign Associates, Inc., a Texas corporation ("SAI"). A pool of used motor vehicle retail installment sale contracts secured by the vehicles financed thereby (the "Receivables") will be purchased with the net proceeds from sales of the Notes and collections on Receivables. The Receivables will be purchased by the Company through the purchasing services provided by SAI, pursuant to the Master Contract Purchase Agreement dated as of _____________, 1996 (the "Purchase Agreement") by and between the Company and SAI, and will be serviced on behalf of the Company by SAI pursuant to the Servicing Agreement dated as of ___________, 1996 (the "Servicing Agreement") by and between the Company and SAI.

           The Company has prepared a Registration Statement (as defined below) with respect to the Notes and intends to sell the Notes to certain investors (each, a "Purchaser") pursuant to subscription agreements to be executed and delivered by each such investor, substantially in the form set forth in EXHIBIT 10.5 to the Registration Statement (each, a "Subscription Agreement").

          The Company has requested that you assist the Company as a broker-dealer in the public offering of the Notes, and you have indicated your willingness to do so, subject to the terms and conditions set forth below.

                                     1

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    1.   APPOINTMENT OF BROKER-DEALER; SALE OF NOTES

         (a) The Company hereby appoints you (the "Broker- Dealer") as a broker-dealer in connection with the public offering of the Notes for the period (the "Offering Period") commencing on the date hereof and terminating on the Offering Termination Date (as defined below), unless sooner terminated pursuant to the terms hereof. Subject to the performance by the Company of its obligations to be performed hereunder, and to the completeness and accuracy of all of the representations and warranties of the Company contained or incorporated herein, you hereby accept such appointment and agree on the terms and conditions herein set forth to use your best efforts during the Offering Period to identify Purchasers of the Notes. By acceptance of such appointment, you also agree to comply with the provisions of Section 24 of Article III of the Rules of Fair Practice of the NASD.

         (b) To be effective and binding on the Company, any Subscription Agreement submitted by a Purchaser must be accepted by the Company. The Subscription Agreement may be executed on the Purchaser's behalf by the Purchaser's registered representative, in which event the registered representative must confirm the accuracy, completeness and binding effect of the information, representations, warranties and agreements set forth in the Subscription Agreement with respect to the Purchaser. The Company reserves the right to reject subscriptions from any Purchasers for any reason; provided, however, the Company shall have no right to reject subscriptions and later accept new subscriptions directly from the same Purchasers in order to circumvent any payment of fee to the Broker-Dealer. With respect to any outstanding, unaccepted Subscription Agreements on or about the Offering Termination Date, the Company may limit the principal amount of the Notes to be purchased under such Subscription Agreements to the extent necessary to limit the aggregate principal amount of the Notes to be sold by the Company in the offering to $20,000,000. The Company shall also have the right to limit the dollar amount of Subscription Agreements that it is willing to accept during any month of the Offering in the manner set forth in the Prospectus under the caption "Plan of Distribution".

         (c) Except as otherwise provided herein, your appointment hereunder shall terminate at the close of business on the earlier of (i) _________, 1997 (unless sooner terminated by the Company in accordance with and for any of the reasons set forth in the Prospectus under the caption Plan of Distribution) or (ii) the day that the Company has received subscriptions in an amount necessary to satisfy the sale of $20,000,000 in aggregate principal amount of the Notes. The date on which such appointment is terminated is herein referred to as the "Offering Termination Date".

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         (d)  The Broker-Dealer shall not, in fulfilling its obligations hereunder, act as underwriter for the Notes and in no way is obligated, directly or indirectly, to advance its own funds to purchase any Notes.

    2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with the Broker-Dealer as follows:


         (a) A registration statement on Form S-1 (No. 333-4072) under the Securities Act of 1933, as amended (the Act"), with respect to the Notes, including a form of prospectus subject to completion, has been prepared by the Company in conformity with the requirements of the Act and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder (the "Rules and Regulations"). Such registration statement has been filed with the SEC under the Act, and one or more amendments to such registration statement may also have been so filed. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto; the Registration Statement shall be deemed to include any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion contained in such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto or filed pursuant to Rule 424(a) under the Act at the time it was or is declared effective); and the term "Prospectus" means the prospectus first filed with the SEC pursuant to Rule 424(b) under the Act or, if no prospectus is required to be filed pursuant to said Rule 424(b), such term means the prospectus included in the Registration Statement. Reference made herein to any Preliminary Prospectus or the Prospectus shall be deemed to include all documents and information incorporated by reference therein.


         (b) The SEC has not issued any order preventing or suspending the use of any Preliminary Prospectus and has not instituted or threatened to institute any proceedings with respect to such an order. When any Preliminary Prospectus was filed with the SEC it (A) complied in all material respects with the requirements of the Act and the Rules and Regulations and
(B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (A) complied or will comply in all material respects with the requirements of the Act and the Rules and Regulations and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not

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misleading.  When the Prospectus and when any amendment or supplement thereto is filed with the SEC pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement and when any amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and at all times subsequent thereto up to and including the Offering Termination Date, the Prospectus, as amended or supplemented at any such time, (A) complied or will comply in all material respects with the requirements of the Act and the Rules and Regulations and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph shall not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon, and in conformity with, information furnished in writing to the Company by the Broker-Dealer expressly for use therein.

         (c) The Company is a duly incorporated and validly existing corporation in good standing under the laws of its jurisdiction of incorporation, with full power and authority (corporate and other) to execute, deliver and perform its obligations under each of the Basic Documents to which it is a party. "Basic Documents" means, collectively, this Agreement, the Purchase Agreement, the Servicing Agreement, the Indenture, the Notes, and the Subscription Escrow Agreement dated as of ______________, 1996 (the "Escrow Agreement") by and between the Company and River Oaks Trust Company.

         (d) This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equity principles and to the proviso that rights to indemnification and contribution under this Agreement may be limited by public policy under federal or state securities laws; and each of the Basic Documents other than this Agreement to which the Company is a party, when duly executed and delivered by the parties thereto, will constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equity principles.

         (e) None of the Company's execution or delivery of the Basic Documents to which it is or will be a party, its performance thereunder, or its consummation of the transactions contemplated

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therein, conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, causes or will cause (or permits or will permit) the maturation or acceleration of any liability or obligation or the termination of any right under, or result in the creation or imposition of any lien, charge, or encumbrance upon, any of its properties or assets pursuant to the terms of (A) its charter or by-laws, (B) any indenture, mortgage, deed of trust, voting trust agreement, shareholders' agreement, note agreement or other agreement or instrument to which it is a party or by which it is or may be bound or to which its property is or may be subject or
(C) any statute, judgment, decree, order, rule or regulation applicable to it of any government, arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having jurisdiction over it or any of its activities or properties.

         (f) Except as disclosed in the Registration Statement, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the financial position, stockholder's equity or results of operations of the Company.

         (g) The Company is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         (h) The financial statements and the related notes thereto included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the financial condition of the Company at the dates and for the periods specified therein. Such financial statements and the related notes thereto have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein) and such financial statements as are audited have been examined by Kinder & Wyman, P.C., who are independent public accountants within the meaning of the Act and the Rules and Regulations, as indicated in their reports filed therewith.

         (i) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

         (j) The Notes have been duly authorized, and when the Indenture has been duly executed and delivered by the Company, SAI and the Trustee, and the Notes have been duly executed by the Company and authenticated by the Trustee and the purchase price paid therefor, (i) the Notes will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and (ii) the Notes will conform to the description thereof contained in the Prospectus.

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         (k)  Neither the Company nor any of its director, officers or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes.

    3. CERTAIN AGREEMENTS OF THE COMPANY. The Company hereby covenants and agrees with the Broker-Dealer as follows:

         (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as practicable. If required, the Company will file the Prospectus and any amendment or supplement thereto with the SEC in the manner and within the time period required by Rule 424(b) under the Act. During any time when a prospectus relating to the Notes is required to be delivered under the Act, the Company will comply with all requirements imposed upon it by the Act and the Rules and Regulations to the extent necessary to permit the continuance of sales of or dealings in the Notes in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented.

         (b) As soon as the Company is advised or obtains knowledge thereof, the Company will advise the Broker-Dealer (A) when the Registration Statement, as amended, has become effective; if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective; (B) of any request made by the SEC for amending the Registration Statement, for supplementing any Preliminary Prospectus or the Prospectus or for additional information; or
(C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or the institution or threat of any investigation or proceeding for that purpose, and will use its best efforts to prevent the issuance of any such order and, if issued, to obtain the lifting thereof as soon as possible.

         (c) The Company will (A) take or cause to be taken all such actions and furnish all such information as may be reasonably required in order to qualify, where practicable, the Notes for offer and sale under the state securities or blue sky laws of such jurisdictions as the Company may agree,
(B) continue such qualifications in effect for as long as may be necessary to complete the distribution of the Notes, (C) cause its counsel to provide a blue sky memorandum and regular supplements thereto ("Blue Sky Memorandum"), and (D) make such applications, file such

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documents and furnish such information as may be required for the purposes set forth in clauses (A) and (B); PROVIDED, HOWEVER, that the Company shall not be required to qualify as a foreign corporation or file a general or unlimited consent to service of process in any such jurisdiction. The Broker-Dealer acknowledges and agrees that the Company may impose special minimum suitability standards on Purchasers in some jurisdictions in order to obtain qualifications therein and that Broker-Dealer must comply therewith in soliciting subscriptions from Purchasers. The Company agrees to promptly notify the Broker-Dealer of any such special standards.

         (d) The Company consents to the use of the Prospectus (and any amendment or supplement thereto) by the Broker-Dealer, in connection with the offering or sale of the Notes and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith. If, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if it becomes necessary at any time to amend or supplement the Prospectus to comply with the Act or the Rules and Regulations, the Company promptly will so notify the Broker-Dealer and, subject to Section 3(a) hereof, will prepare and file with the SEC an amendment to the Registration Statement or an amendment or supplement to the Prospectus which will correct such statement or omission or effect such compliance.

         (e) The Company will furnish, without charge, to the Broker-Dealer or on such Broker-Dealer's order, at such places as such Broker-Dealer may designate, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto and the Prospectus, and all amendments and supplements thereto, in each case as soon as available and in such quantities as the Broker-Dealer may reasonably request.

         (f) Neither the Company nor any of its officers or directors, nor its affiliates (within the meaning of the Rules and Regulations), will take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company.

         (g) The Company shall furnish, or cause to be furnished, or make available, or cause to be made available, to the Broker-Dealer during the Offering Period such additional documents and information regarding the Company and its affairs as the Broker-Dealer may from time to time reasonably request, including any and all documentation reasonably requested regarding information in the Registration Statement and the Prospectus and in order to evidence

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the accuracy or completeness of any of the conditions contained in this
Agreement.

    4.   COMPENSATION: PAYMENT OF EXPENSES.

         (a) The Company hereby agrees to pay to the Broker-Dealer a fee (the "Sales Fee") in an amount equal to 8.0% of the principal amount of each Note sold by the Company during the Offering Period to a Purchaser who has executed a Subscription Agreement furnished to it by or on behalf of the Broker-Dealer or who has otherwise been identified to the Company by or on behalf of the Broker-Dealer (each, an "Identified Purchaser"). The Sales Fee with respect to any Note shall be payable to the Broker-Dealer within five
(5) days after the date such Note is sold to an Identified Purchaser.
Payment by the Company of the Sales Fee shall be made via wire transfer in same day funds to an account previously designated by the Broker-Dealer, or as otherwise agreed by the Broker-Dealer and the Company. For purposes of this Section 4(a), a "sale" shall be deemed to occur, initially, on the date that subscriptions for the minimum amount of the offering of the Notes set forth on the cover page of the Prospectus are released from escrow to the Company in accordance with the terms of the Escrow Agreement (the "Escrow Release Date") and, thereafter, on each date that the Company receives available funds from subscriptions for Notes. Notwithstanding the foregoing, the Broker-Dealer acknowledges that the Company has entered into agreements with broker-dealers other than the Broker-Dealer with respect to the payment by the Company of a Sales Fee in connection with the sale of the Notes by such broker-dealers and that the Company shall only be obligated to pay one Sales Fee to a single broker-dealer with respect to the sale of any Note.

         (b) The Company will pay or cause to be paid all fees and expenses incident to the performance of the obligations of the Company under this Agreement, including without limitation: (i) the fees, disbursement and expenses of the Company's counsel and accountants and all other expenses in connection with the preparation, duplication, printing, filing, delivery and shipping of copies of the Registration Statement and any pre-effective or post-effective amendments thereto, any Prospectus and any amendments or supplements thereto; (ii) the Company's cost of printing, producing or reproducing each of the Basic Documents and any other documents in connection with the offering, purchase, sale and delivery of the Notes; (iii) all fees and expenses in connection with the qualification of the Notes for offering and sale under state securities and blue sky laws, including the cost of preparing and mailing the blue sky memorandum and all supplement thereto and filing fees and disbursements and fees of the Company's counsel and other related expenses, if any, in connection therewith; (iv) filing fees of the SEC and the National Association of Securities Dealers, Inc.; (v) all legal and other costs in connection with the preparation of all filings with the National

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Association of Securities Dealers, Inc.; (vi) the fees and expenses of the
Trustee and any agent of the Trustee in connection with the Indenture and the Notes; and (vii) all other costs and expenses of the Company incident to the performance of the Company's obligations under the Basic Documents which are not otherwise specifically provided for in this Section 4 except to the extent provided in this Section 4 and in Section 5. In no event shall the Broker-Dealer have any obligation with respect to any of the fees or expenses of the Company or the Trustee.

         (c) The Broker-Dealer agrees to bear the cost of its own expenses incurred in the performance of its obligations under this Agreement.

    5. UNAUTHORIZED INFORMATION AND REPRESENTATIONS. Neither you nor any other person is authorized by the Company to give any information or make any representations in connection with the public offering of the Notes other than those contained in the Prospectus (on or after the effective date of the Registration Statement) or any Preliminary Prospectus (before the effective date of the Registration Statement) and other authorized solicitation material furnished by the Company. Without limiting the generality of the foregoing, you agree not to publish, circulate or otherwise use any other advertisement or solicitation material without the prior approval of the Company. In soliciting purchases of the Notes, you agree to comply with any applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the rules and regulations under both such Acts, and all applicable state laws, rules and regulations.

    6. BLUE SKY AND SECURITIES LAWS. In effecting offers or sales of the Notes in any jurisdiction, you will comply with all special conditions and limitations imposed by (a) such jurisdiction in connection with the Offering and (b) any Blue Sky Memorandum furnished by the Company to you. Under no circumstances will you engage in any activities in connection with the public offering of the Notes in any jurisdiction in which you may not lawfully so engage.

    7.   INDEMNIFICATION AND CONTRIBUTION.

           (a) The Company agrees to indemnify and hold harmless the Broker-Dealer, its affiliates and each person (if any) who controls the Broker-Dealer within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, liabilities, claims, damages and expenses (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), to which the Broker-Dealer or any such control person may become subject,

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under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any of the transactions contemplated by the Registration Statement or the Prospectus or any Preliminary Prospectus, or any amendment or supplement thereto, or any blue sky application or other document executed by the Company specially for the purpose of qualifying, or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Notes under the Securities or blue sky laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application") or any act or omission by the Broker-Dealer in connection with its acceptance or performance or non-performance of its obligations hereunder; or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus, or any amendment or supplement thereto, or any Blue Sky Application, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that (A) the Company will not be liable for any indemnification obligation pursuant to clause (i) of this Section 7(a) to the extent but only to the extent that any portion of such loss, liability, claim, damage or expense is found in a final judgment by a court of competent jurisdiction from which no appeal can be or is taken to have resulted solely from the gross negligence or willful misconduct of the Broker-Dealer (it being understood, however, that the Broker-Dealer shall be responsible for and shall pay any attorneys' fees and any expenses incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever resulting from or based upon the gross negligence or willful conduct of the Broker-Dealer) and (B) the Company will not be liable for any indemnification obligation pursuant to clause (ii) of this Section 7(a) to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or the Prospectus or any Preliminary Prospectus, or any such amendment or supplement thereto, or any Blue Sky Application, in reliance upon and in conformity with written information furnished to the Company by the Broker-Dealer expressly for use therein and such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of the Broker-Dealer or any person controlling the Broker-Dealer from whom the person asserting any such loss, claim, damage or liability purchased the Notes which are the subject thereof if such person did not receive a copy of the Prospectus (or, in the event it is amended or supplemented, such Prospectus as amended or supplemented) at or prior to the confirmation of the sale of such Note to such person and the untrue statement or omission of a material fact contained in any Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented).

                                        10

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This indemnity will be in addition to any liability which the Company may otherwise have, including under this Agreement.

           (b) If a registered representative of the Broker-Dealer executed a Subscription Agreement on behalf of a purchaser, the Broker-Dealer agrees to indemnify and hold harmless the Company and each person (if any) who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act against any loses, liabilities, claims, damages or expenses (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), to which the Company or any such control person may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) the failure or alleged failure by Broker-Dealer to perform fully and to act in compliance with, or the inaccuracy of any statements or representations of Broker-Dealer contained in, the provisions of this Agreement; (ii) an untrue statement or alleged untrue statement of a material fact in connection with the public offering of the Notes or the omission or alleged omission to state in connection with the public offering of the Notes a material fact required to be stated or necessary to make the statements otherwise made not misleading where such untrue statement or alleged untrue statement, or such omission or alleged omission, resulted from facts or information furnished or omitted, as the case may be, by Broker-Dealer; or
(iii) any misrepresentation or untrue statement contained in the Subscription Agreement with respect to the identity, address or other information furnished for the Purchaser, the Purchaser's satisfaction of the applicable minimum suitability standards, or any representations, warranties, acknowledgments or agreements made on behalf of the Purchaser.

           (c) Promptly after receipt by an indemnified party under subsections (a) or (b) above of notice of the commencement of any action or the assertion of any claim, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof (but the failure so to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action shall be brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party.
Notwithstanding

                                      11

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the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defense available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; PROVIDED, HOWEVER, that such consent was not unreasonably withheld.

           (d) In order to provide for contribution in circumstances in which the indemnification provided for in Section 7(a) hereof is for any reason held to be unavailable from the Company in a final judgment by a court of competent jurisdiction from which no appeal can be or is taken, the Company, on the one hand, and the Broker-Dealer, on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company any contribution received by the Company from persons, other than the Broker-Dealer, who may also be liable for contribution) in such proportions as is appropriate to reflect the relative benefits received by the Company on the one hand and the Broker-Dealer on the other from the offering of the Notes. The relative benefits received by the Company on the one hand and the Broker-Dealer on the other shall be deemed to be in the same proportion as (x) the total proceeds from the offering (before deducting expenses) received by the Company and (y) the fees received by the Broker-Dealer pursuant to Section 4(a) hereof. The Company and the Broker-Dealer agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7(d), each

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

affiliate of the Broker-Dealer and each person, if any, who controls the Broker-Dealer within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Broker-Dealer, and each person, if any, who controls the Company, within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, shall have the same rights to contribution, subject in each case to this Section 7(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7(d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7(d) or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; PROVIDED, HOWEVER, that such consent was not unreasonably withheld.

    8.   TERMINATION BY PARTIES.

         (a) Notwithstanding anything herein to the contrary, the Broker-Dealer may terminate this Agreement and all of its obligations hereunder for any reason upon giving ten (10) days' prior notice thereof to the Company; PROVIDED, HOWEVER, that, in the event the Company does not perform any obligation under this Agreement or any representation and warranty hereunder is incomplete or inaccurate, the Broker-Dealer may immediately terminate all of its obligations hereunder by notice thereof to the Company. Any termination of this Agreement or of the Broker-Dealer's obligations hereunder shall be without liability of the Broker-Dealer to any other party.

         (b) Notwithstanding anything herein to the contrary, the Company may terminate this Agreement by giving five (5) days prior written notice to the Broker-Dealer, in which event the Company shall be relieved of all obligations hereunder.

         (c) The obligations the Company under Section 4 for Notes sold by the Company pursuant to Subscription Agreements received prior to the date of termination and the obligations of each of the parties hereto under Section 7, shall survive any termination of the Agreement pursuant to this Section 8.

    9. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained or incorporated in this Agreement shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Broker-Dealer or any controlling person, or by or on behalf of the Company or any controlling person, director or officer of the Company, and shall survive delivery of the Notes to the Purchasers.

    10. SUBSCRIPTION ESCROW. Until the minimum subscription amount (as specified in the Prospectus) is reached, Purchasers' checks shall be made payable to the Company's escrow agent, River Oaks Trust Company (the "Escrow Agent"), and shall be transmitted directly to the Escrow Agent by noon of the business day following their receipt by the Broker-Dealer. After reaching the minimum subscription amount, Purchaser monies thereafter received shall be transmitted together with the Subscription Agreement directly to the Company. The Company shall be responsible for depositing Purchaser funds received by it by noon of the business day following its receipt thereof.

    11. NOTICES. All statement, requests, notices and agreements hereunder shall be in writing, and if to the Broker-Dealer shall be delivered or sent
by mail, telex or facsimile transmission to   ______________________________
at its address at ______________ __________________________________ ,
Attention: ______________ and if to SAI or the Company shall be delivered or sent by mail, telex or facsimile transmission to the Company at 4015 Beltline Road, Building B, Dallas, Texas 75244, Attention: A. Starke Taylor, III, President. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

    12.  SUCCESSORS.    This Agreement shall inure to the benefit of and be
binding upon the Broker-Dealer, the Company and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons referred to in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors and for the benefit of no other person. No Purchaser of Notes from the Company shall be deemed to be a successor by reason merely of such purchase.

    13.  ENTIRE AGREEMENT.   This Agreement constitutes the entire agreement
and understanding of the parties hereto with respect to the matters and transactions contemplated hereby and supersedes all prior agreements and understandings whatsoever relating to such matters and transactions.

    14.  AMENDMENT.     Neither this Agreement nor any term hereof may be
changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

    15. HEADINGS. The headings in this Agreement are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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

    16. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall together constitute one instrument.

    17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to the conflict of laws or provisions thereof.

    If the foregoing is in accordance with your understanding, kindly sign and return to us in the enclosed duplicate hereof, whereupon it will become a binding agreement between the undersigned in accordance with its terms.

                        Very truly yours,

                        SOVEREIGN CREDIT FINANCE I, INC.



                        By:
                             -----------------------------------
                             A. Starke Taylor, III, President



Accepted as of the date first above written:

---------------------------------
(Name of Broker-Dealer)



By:
    -----------------------------
    Name:
    Title:

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